SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)             July 20, 1998
                                                            ----------------



                                 GLOBALINK, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                33-60296                 54-1473222
----------------------------     -----------------        ------------------
(State or other jurisdiction     (Commission File         (IRS Employer
    of incorporation)                 Number)             Identification No.)



9302 Lee Highway, 12th Floor, Fairfax, Virginia               22031
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code       (703) 273-5600
                                                     ----------------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.           Other Events

         On July 20, 1998, Globalink, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lernout & Hauspie Speech Products N.V. ("L&H") and a wholly-owned subsidiary of L&H. The Merger Agreement provides for the merger of that subsidiary into the Company and for the Company to be the surviving corporation. The closing of the merger is subject to certain conditions and approvals, including the approval of the Company's stockholders.


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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits


Exhibit Number             Description
----------------           ----------------------------------------------------
         2.1               Agreement  and  Plan of  Merger  dated as of July 20,
                           1998 by and among Lernout & Hauspie  Speech  Products
                           N.V., Beach Acquisition Corp. and Globalink, Inc.*

         10.1 Stock Option Agreement dated July 20, 1998 between Globalink, Inc. and Lernout & Hauspie Speech Products N.V.*

         99.1              Press release of Globalink, Inc. dated July 21, 1998.



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     *     To be filed by amendment.

                                        3

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     July 21, 1998                              GLOBALINK, INC.
                                                      (Registrant)

                                                       /s/ Ronald F. Johnston
                                                       -----------------------
                                                       Ronald F. Johnston
                                                       President and Chief
                                                         Operating Officer


                                                         4

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                                  EXHIBIT INDEX



Exhibit Number             Description

     2.1          Agreement  and Plan of Merger dated as of July 20, 1998 by and
                  among  Lernout  &  Hauspie   Speech   Products   N.V.,   Beach
                  Acquisition Corp. and Globalink, Inc.*

     10.1 Stock Option Agreement dated July 20, 1998 between Globalink, Inc. and Lernout & Hauspie Speech Products N.V.*

     99.1         Press Release of Globalink, Inc. dated July 21, 1998.



---------------------------
     *     To be filed by amendment.



                                                         5

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